BARCLAYS GLOBAL INVESTORS FUNDS

Supplement dated October 13, 2009,

to the Prospectuses and Statements of Additional Information (the “SAIs”) for all series of

Barclays Global Investors Funds (collectively, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, each Prospectus and SAI as supplemented.

Barclays Global Fund Advisors (the “Adviser”) serves as investment adviser to the Master Portfolios of MIP (“MIP”) in which the Funds invest all of their assets. As previously announced, on June 16, 2009, Barclays PLC, the ultimate parent company of the Adviser, accepted a binding offer and entered into an agreement to sell its interests in the Adviser and certain affiliated companies to BlackRock, Inc. (the “Transaction”). The Transaction is subject to certain regulatory approvals, as well as other conditions to closing. Under the Investment Company Act of 1940, as amended, completion of the Transaction will cause the automatic termination of each Fund’s current investment advisory agreement with the Adviser. In order for the management of each Fund to continue uninterrupted, each Fund’s Board of Trustees approved a new investment advisory agreement for each Fund subject to shareholder approval.

A special meeting of the shareholders of the Funds will be held on November 20, 2009 at 9:30 a.m. (Pacific Time) (the “Meeting”). Shareholders of the Funds will vote on the proposals listed below as they relate to their Funds:

Proposal 1.	To vote on a proposed new investment advisory agreement between the Adviser and MIP for the Master Portfolio in which your Fund invests.

Proposal 2.	To elect nominees for Trustees of the Trust, as named in the Proxy Statement, each of whom will serve until he or she resigns, is removed, dies, retires or becomes incapacitated.

Each shareholder of record as of the close of business on September 30, 2009 (the “Record Date”) will be entitled to notice and to vote at the Meeting. On or around October 16, 2009, a proxy statement describing the proposals will be sent to each shareholder of record as of the Record Date. If you did not own shares as of the Record Date, you will not be entitled to notice and to vote at the Meeting.

If you have any questions, please call 1-866-586-0512.

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